                            THIRD MODIFICATION
                                    OF
                             CREDIT AGREEMENT


     This Third Modification of Credit Agreement ("Agreement") is made this ____ day of January, 1997, among THE ROTTLUND COMPANY, INC., a Minnesota corporation ("Borrower"), THE FIRST NATIONAL BANK OF BOSTON, a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, ("FNBB") and THE FIRST NATIONAL BANK OF BOSTON, as Agent (the "Agent") for itself and the other lending institutions which are or may become parties to the Credit Agreement (as hereinafter defined).

                           W I T N E S S E T H:
                           --------------------

     IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned Borrower and FNBB hereby covenant and agree as follows:

     .    RECITALS.  The following Recitals are true and correct as of the date of this Agreement:

          ()   The Borrower, FNBB and the Agent entered into that certain
Credit Agreement dated as of October 23, 1996, and that certain First Modification of Credit Agreement dated November 19 1996, and Second Modification of Credit Agreement dated December 24, 1996 (the foregoing Credit Agreement, as modified, is referred to herein as "Credit Agreement").

          ()   The parties to the Credit Agreement wish to further amend and modify the Credit Agreement.

          ()   All terms not otherwise defined herein shall have the same meaning as in the Credit Agreement.

     .    The Credit Agreement is hereby modified as follows:

          ()   By adding the following after "(iii) Interest Expense" in the definition of EBITDA in Section 1 "or Interest Incurred (without double counting), to the extent that Interest Expense cannot be accurately determined because of the inability of the Borrower to determine the interest component of cost of sales for any period for reasons other than the Borrower's negligence";

          (b) By deleting the provisions of (vi) in its entirety from the definition of TANGIBLE NET WORTH and by substituting in lieu thereof "(vi) deferred charges";

          (c)  By substituting $24,800,000" for "$25,380,150" in Section
10.1; and

          (d)  By substituting "1.75" for "2" in Section 10.3.

     3. The Effective Date of this Third Amendment shall be as of October 23, 1996 so that, without limitation, compliance with all covenants contained in the Credit Agreement shall be determined from modifications contained herein.

     4. Except as modified hereby, the terms and conditions of the Credit Agreement shall remain in full force and effect and the Borrower hereby ratifies the terms and conditions thereof.

     5. This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     IN WITNESS WHEREOF, the undersigned Borrower and Agent have hereunto caused this instrument to be executed by their duly authorized corporate officers and their seal to be affixed hereto as of the day and year first above written.

                         THE ROTTLUND COMPANY, INC., a Minnesota
                         corporation



                                     THE ROTTLUND COMPANY, INC., a Minnesota
                                     corporation


                                     By:
                                        ------------------------------------
                                     Title:
                                           ---------------------------------


                                     THE FIRST NATIONAL BANK OF BOSTON,
                                     a national banking association



                                     By:
                                        ------------------------------------
                                             KEVIN C. HAKE, Director


     The undersigned guarantors hereby agree to all modifications of the Credit Agreement and hereby ratify and reaffirm their respective Subsidiary Guaranty dated as of October 23, 1996.


                                     NORTHCOAST MORTGAGE, INC.


                                     By:
                                        ------------------------------------
                                     Its:
                                         -----------------------------------


                                     ROTTLUND HOMES OF FLORIDA, INC.


                                     By:
                                        ------------------------------------
                                     Its:
                                         -----------------------------------

                                     ROTTLUND HOMES OF INDIANA, INC.


                                     By:
                                        ------------------------------------
                                     Its:
                                         -----------------------------------


                                     ROTTLUND HOMES OF INDIANA LIMITED
                                     PARTNERSHIP


                                     By:
                                        ------------------------------------
                                     Its:
                                         -----------------------------------


                                     ROTTLUND HOMES OF IOWA, INC.


                                     By:
                                        ------------------------------------
                                     Its:
                                         -----------------------------------


                                     ROTTLUND HOMES OF NEW JERSEY


                                     By:
                                        ------------------------------------
                                     Its:
                                         -----------------------------------